THE
                                 H Y P E R I O N
                             TOTAL RETURN FUND, INC.

                                  Annual Report

                               November 30, 1998





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HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

-------------------------------------------------------------------------------
HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor


January 22, 1999

Dear Shareholder:

We welcome this opportunity to present you with the annual report of The Hyperion Total Return Fund, Inc. (the "Fund") for its fiscal year ended November 30, 1998. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities, asset-backed and high-yield corporate securities.

Market Environment

This past year was a very challenging period for the markets. The problems in the global economy caused volatility in both the fixed income and equity markets. Prices on U.S. Treasuries increased, but other sectors of the market did not fare as well. Prices on mortgage-backed securities ("MBS") increased in general, but to a lesser amount than anticipated as prepayment risk increased. Credit related securities like corporate bonds also lagged, due to credit concern and fears of an economic recession.

Two seemingly contradictory events needed to take place before any semblance of order could be restored to the markets. First, there had to be a significant deleveraging of portfolios; and, second, there had to be a reassertion of economic leadership on the part of both the U.S. and foreign governments. Surprisingly, both of these occurred in the fourth quarter. The deleveraging of portfolios occurred as a result of the implementation of stricter lending standards for all types of companies and portfolios. This forced these institutions to sell securities into the market and reduce market risk. Similarly, the lowering of administered interest rates by both the U.S. Federal Reserve Bank and its European counterparts clearly demonstrated a commitment to maintain the positive forward movement of these respective economies. Over the period, the Federal Funds rate dropped by 75 basis points.

By the end of the year, the fixed income markets appeared to be more sound. The "flight-to-quality" subsided, interest rates reversed some of their decline but, more importantly, the performance of corporate bonds and MBS began to recover. Below is a chart showing the changes in interest rates and yield spreads for various sectors of the fixed income market.

HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor


Graph:The graph depicts the differences in yield spreads between the GNMA current coupon, 10 year Treasury, 2 year Treasury, and AAA Corporates for the period September 30, 1998 and December 30, 1998.


We  believe  that  the  fixed   income   market  will
reverse  course  in 1999.  We expect  interest  rates
to  increase   slightly  during  the  year.  This  is
primarily due to the  continued  strength of the U.S.
economy.  For the last 18  months,  the U.S.  economy
has  been  an  oasis  of  prosperity  in  the  global
community.  The problems in Asia,  Russia,  and Latin
America  have  failed  to  slow  the  U.S.   economy.
Weakness     in      manufacturing      and     other
export-dependent   companies   has  been   more  than
compensated for in other areas, such as high-technology, bio-technology, and Internet-oriented companies.

We target a 5.5% to 6.0% yield level on 30-year U.S. Treasury Bonds in 1999. This interest rate environment should be favorable for MBS, as higher interest rates should reduce prepayment risk. The market environment should also be supportive of credit-related securities, as the strength of the economy should keep credit problems at a minimum.

Portfolio Strategy and Performance

We continue to manage The Hyperion Total Return Fund in a manner consistent with the long term objective of the portfolio, which is to achieve high overall total return and a high level of monthly income while maintaining the overall credit quality of the portfolio. In order to achieve this mandate, the portfolio is invested in yield-advantaged and credit sensitive sectors in both the MBS and Corporate high-yield sectors of the market.

The disruptions that occurred in the markets over the last year resulted in some changes to the portfolio. In general, we have shifted the credit exposure of the portfolio away from consumer related assets towards real estate collateral. We have reduced our holdings in asset-backed securities ("ABS"), and increased holdings in residential and commercial MBS. This shift was in response to persistently high delinquency levels on overall consumer debt, and our expectations of continued strong fundamentals in both the commercial and residential real estate markets. Our exposure to investment and below investment grade residential and commercial MBS increased over the period. To permit additional allocation to residential and commercial MBS, U.S. Treasuries were sold. This allowed the portfolio to benefit from anomalies in the marketplace, and to take advantage of the opportunities in the MBS market.


The Fund's total return, based on Net Asset Value for the fiscal year ended November 30, 1998, was 2.78%. Total investment return is based upon the change in Net Asset Value of the Fund's shares and includes reinvestment of dividends. The current monthly dividend the Fund pays its shareholder is $0.06250 per share. The current yield of 8.63% on shares of the Fund is based on the NYSE closing price of $8.6875 on November 30, 1998. This yield was 415 basis points above the yield of the 5-Year Treasury Note, and was competitive with the yields of other multi-sector bond funds in its category

As of the end of December, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 5.0 years.

The Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open marketplace. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the shares at a discount to the NAV and retiring them, the Trust recaptures the benefit of that spread (between share purchase price and the NAV) which is returned to all of the Fund's remaining shareholders. From December 1, 1997 through and including November 30, 1998, the Fund has repurchased and retired 772,300 shares, and captured $0.0430 in additional NAV per share, or $1,019,478 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 1998.


        THE HYPERION TOTAL RETURN FUND, INC.
 PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998 *



U.S. Government Agency Collateralized Mortgage Obligations          33.8%
U.S. Treasury Obligations                                            2.9%
Subordinated Collateralized Mortgage Obligations                    25.2%
Collateralized Mortgage Obligations                                  1.2%
Asset-Backed Securities                                             16.0%
U.S. Government Stripped Mortgage-Backed Security                    0.2%
Repurchase Agreement                                                 0.8%
High-Yield Corporate Securities                                      6.3%
U.S. Government Agency Pass-Through Certificates                     0.5%
Commercial Mortgage-Backed Securities                               13.1%

*As a percentage of total investments


Conclusion

The Fund's commitment to its shareholders remains to actively seek out investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund so that it achieves its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,




CLIFFORD E. LAI
President
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


JOHN H. DOLAN
Vice President
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.



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THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                     Principal
November 30, 1998                                           Interest                          Amount                      Value
                                                              Rate             Maturity       (000s)                    (Note 2)
-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 53.8%
U.S. Government Agency Pass-Through Certificates - 0.7%
     Government National Mortgage Association
       (   Cost -        $ 1,689,358      )                 1,689,3588.%0      07/15/27         $ 1,617               $ 1,714,688
                                                                                                            ----------------------

U.S. Government Agency Collateralized Mortgage Obligations - 48.6%
   Federal Home Loan Mortgage Corporation
     Series 1643, Class PH                                           5.75      07/15/23          12,000 @              11,881,320
     Series 1675, Class KC                                           6.50      10/15/10           5,750 @               5,852,457
     Series 1701, Class PH                                           6.50      03/15/09          10,000 @              10,193,246
     Series 1659, Class SD                                           8.50      01/15/09           2,234                 2,289,210
     Series 1565, Class L                                            9.00+     08/15/08           2,066                 2,138,181
     Series 1587, Class SK                                           9.00+     10/15/08           1,857                 1,911,617
     Series 1604, Class MC                                           9.00+     11/15/08           5,557                 5,830,872
     Series 1604, Class SB                                           9.00+     11/15/08           1,084                 1,134,691
     Series 1469, Class I                                            8.89+     03/15/00           2,184                 2,236,501
     Series 1587, Class SF                                           9.29+     05/15/08             928                   967,010
                                                                                                            ----------------------
                                                                                                                       44,435,105
                                                                                                            ----------------------
   Federal National Mortgage Association
     Series 1993-175, Class PT                                       6.00      11/25/07          13,000 @              13,098,670
     Series 1994-42,  Class PG                                       6.00      03/25/23          10,000 @               9,996,600
     Series 1996-21, Class PJ                                        6.00      12/25/10           7,428 @               7,493,186
     Series 1994-27, Class PM                                        6.50      11/25/10           7,760 @               7,892,831
     Series 1997-1, Class B                                          6.50      02/18/04          22,000 @              22,435,096
     Series 1993-170, Class SC                                       9.00+     09/25/08           4,612                 4,726,946
     Series 1993-48, Class C                                         9.50      04/25/08           5,695 @               5,948,475
                                                                                                            ----------------------
                                                                                                                       71,591,804
                                                                                                            ----------------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (   Cost -       $ 111,637,130     )                 637,130                                                   116,026,909
                                                                                                            ----------------------

U.S. Government Stripped Mortgage-Backed Security - 0.3%
Interest-Only Security:
Vendee Mortgage Trust
     Series 1997-2, IO
       (   Cost -        $ 1,283,907      )                 1,283,9070.+7      06/15/27         310,798                   762,698
                                                                                                            ----------------------

U.S. Treasury Obligations - 4.2%
     U.S. Treasury Notes
       (   Cost -        $ 9,950,131      )                 9,950,1314.75      11/15/08          10,000 @              10,015,630
                                                                                                            ----------------------

Total U.S. Government & Agency Obligations
       (   Cost -       $ 124,560,526     )                 560,526                                                   128,519,925
                                                                                                            ----------------------


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ASSET-BACKED SECURITIES - 22.9%
Access Financial Manufactured Housing Contract Trust
     Series 1995-1, Class B1                                         7.65%+    05/15/21        $ 10,060               $ 9,795,925
                                                                                                            ----------------------

Autobond Receivables Trust
     Series 1996-A, Class B (b)                                     15.00+     01/15/02           1,206 (a)                67,822
     Series 1996-B,  Class B (b)                                    15.00+     04/15/02           1,468 (a)               153,861
                                                                                                            ----------------------
                                                                                                                          221,683
                                                                                                            ----------------------

BHN I Mortgage Fund
     Series 1996-1, Class A2  (d)*                                   7.36      09/25/01              81                    75,883
                                                                                                            ----------------------

Bosque Asset Corporation
     Asset-Backed Notes*                                             7.66+     06/05/02             724 (a)               724,611
                                                                                                            ----------------------

Franchisee Loan Receivable Trust
     Series 1995-B, Class A                                          9.63      01/15/11           4,117 (a)             4,260,820
                                                                                                            ----------------------

GE Capital Mortgage Services, Inc.
     Series 1996-HE3, Class B4 (b) (d)*                              8.25      09/25/26             564                    84,562
     Series 1996-HE3, Class B5 (b) (d)*                              8.25      09/25/26             415                    12,444
                                                                                                            ----------------------
                                                                                                                           97,006
                                                                                                            ----------------------
Global Rated Eligible Assets Trust
     Series 1998-A, Class A1 (b)*                                    7.33      03/15/06           1,734                 1,126,851
                                                                                                            ----------------------

Green Tree Financial Corporation
     Series 1998-8, Class M1                                         6.84      09/01/30          10,000                10,054,688
     Series 1996 CTF Class M                                         7.30      11/15/27           1,500                 1,539,990
                                                                                                            ----------------------
                                                                                                                       11,594,678
                                                                                                            ----------------------

Health & Tennis Master Trust
     Series 1996, Class A1*                                          8.43      08/15/02           2,500 (a)             2,504,050
                                                                                                            ----------------------

Residential Accredit Loans, Inc.
     Series 1998-QS14, Class M1                                      6.75      10/25/28          12,385                12,108,658
                                                                                                            ----------------------

Standard Credit Card Master Trust
     Series 1995-1, Class B                                          8.45      01/07/07           5,600                 6,272,925
                                                                                                            ----------------------

Structured Mortgage Asset Residential Trust
     Series 1997-2, Class A (b)                                      8.24      03/15/06           2,471                 1,606,195
                                                                                                            ----------------------

Westgate Resorts LLC
     Series 1998-A, Class A2*                                        8.26      07/15/13           4,483                 4,393,729
                                                                                                            ----------------------

Total Asset-Backed Securities
       (   Cost -           $ 59,460,385  )                                                                            54,783,014
                                                                                                            ----------------------



----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED  MORTGAGE OBLIGATIONS - 56.9% Collateralized Mortgage Obligations
- 1.7% Prudential Home Mortgage Securities Co., Inc.
     Series 1993-5, Class A8
       (   Cost -        $ 4,199,371      )                         9.89%+    03/25/00         $ 4,117               $ 4,138,151
                                                                                                            ----------------------

Commercial Mortgage Backed Securities - 18.9%
Asset Securitization Corporation
     Series 1997-D5, Class A1B                                       6.66+    02/14/41          10,000                10,509,000
                                                                                                            ----------------------

Bankers Trust Company Mortgage Investors Trust
     Series 1996-S1, Class E                                        10.25      12/01/06           3,000 (a)             3,044,700
                                                                                                            ----------------------

DLJ Mortgage Acceptance Corporation
     Series 1995-CF2, Class S2, IO*                                  1.64+     12/17/27          48,300 (a)             3,426,281
                                                                                                            ----------------------

Ditech Home Loan Owner Trust
     Series 1998-1, Class M2                                         7.64      06/15/29           5,000                 4,663,282
                                                                                                            ----------------------

FFCA Secured Lending Corporation
     Series 1998-1, Class A 1B*                                      6.73      10/18/25           4,500                 4,652,578
                                                                                                            ----------------------

First Chicago/Lennar Trust I
     Series 1997-CHLI, Class D*                                      8.10+     05/29/08           3,000 (a)             2,765,156
                                                                                                            ----------------------

GS Mortgage Securities Corp. II
     Series 1998-GLII, Class F (d)*                                  7.19+     04/13/31           4,000                 3,055,625
                                                                                                            ----------------------

Mortgage Capital Funding, Inc.
     Series 1996-MC1, Class G (d)*                                   7.15      06/15/06           1,559                 1,421,356
                                                                                                            ----------------------

Nationslink Funding Corporation
     Series 1998-1, Class F (d)*                                     7.05      02/20/08           2,000                 1,743,462
                                                                                                            ----------------------

125 Home Loan Owner Trust
     Series 1998-1, Class M2                                         7.75+     02/15/29           5,000                 4,728,906
                                                                                                            ----------------------

Paine Webber Mortgage Acceptance Corporation
     Series 1995-M2, Class C*                                        6.90      12/01/03           5,000 (a)             5,042,665
                                                                                                            ----------------------

Total Commercial Mortgage Backed Securities
       (   Cost -        $ 46,191,330     )                                                                    45,053,011
                                                                                                            ----------------------

Subordinated Collateralized Mortgage Obligations - 36.3%
Cendant Mortgage Corp.
     Series 1998-9, Class A4 (d)                                     6.50      08/18/28          15,427                15,137,712
                                                                                                            ----------------------



Subordinated Collateralized Mortgage Obligations - (continued)
Chase Mortgage Finance Corporation
     Series 1998-S4, Class M                                         6.75%     08/25/28        $ 11,789              $ 11,511,375
     Series 1994-D, Class B3                                         6.75+     02/25/25             701                   571,447
                                                                                                            ----------------------
                                                                                                                       12,082,822
                                                                                                            ----------------------

Citicorp Mortgage Securities, Incorporated
     Series 1997-2, Class B2                                         7.25      05/25/27           2,003                 1,953,508
     Series 1997-5, Class B2                                         7.25      11/25/27           2,045                 1,985,952
                                                                                                            ----------------------
                                                                                                                        3,939,460
                                                                                                            ----------------------

Independent National Mortgage Corporation
     Series 1994-2, Class B2 (c)                                     6.50      02/25/09             574                   123,471
     Series 1995-V, Class B2                                         7.25      02/25/26           1,381                 1,380,517
     Series 1995-Q, Class B1                                         7.50      11/25/25           2,818                 2,841,869
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                        4,345,857
                                                                                                            ----------------------

DLJ Mortgage Acceptance Corporation
     Series 1995-T10, Class C (b)*                                  22.80+     09/02/23           1,780 (a)               751,878
                                                                                                            ----------------------

G3 Mortgage Reinsurance Ltd.
     Mortgage  Default Recourse Class A (d)*                         6.04+     05/25/08           2,000                 1,863,750
     Mortgage  Default Recourse Class B (d)*                         6.34+     05/25/08           6,000                 5,617,500
     Mortgage  Default Recourse Class C (d)*                         7.89+     05/25/08           6,500                 5,752,500
     Mortgage  Default Recourse Class E (d)*                        25.00+     05/25/08           3,000                 2,325,000
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                       15,558,750
                                                                                                            ----------------------

GE Capital Mortgage Services, Inc.
     Series 1994-2, Class B5* (c)                                    6.00+     01/25/09             735 (a)               161,718
     Series 1994-10, Class M                                         6.50      03/25/24           5,659                 5,560,497
     Series 1994-17, Class B3*                                       7.00+     05/25/24           1,927 (a)             1,698,814
     Series 1995-10, Class B3*                                       7.00+     10/25/10             644 (a)               600,017
     Series 1996-3, Class B3*                                        7.00+     03/25/26           1,824 (a)             1,560,444
     Series 1996-9, Class B5* (c)                                    7.50      06/25/26           1,293 (a)               323,170
                                                                                                            ----------------------
                                                                                                                        9,904,660
                                                                                                            ----------------------
Headlands Mortgage Securities, Inc.
     Series 1997-4, Class B4                                         7.25      11/25/27           1,528                 1,170,458
                                                                                                            ----------------------

Paine Webber Mortgage Acceptance Corporation
     Series 1993-9, Class B1                                         7.00      10/25/23           2,952                 1,827,467
                                                                                                            ----------------------

PHH Mortgage Services Corp
     Series 1997-6, Class B3                                         7.40+     11/18/27           1,003                   960,400
                                                                                                            ----------------------

Prudential Home Mortgage Securities Co., Inc.
     Series 1996-5, Class B4*                                        7.25      04/25/26           1,354 (a)               921,224
     Series 1996-5, Class B5* (c)                                    7.25      04/25/26           1,212 (a)               302,942
     Series 1996-5, Class B1                                         7.25      04/25/26           3,384                 3,329,977
                                                                                                            ----------------------
                                                                                                                       4,554,143
                                                                                                            ----------------------




Subordinated Collateralized Mortgage Obligations - (continued)
Residential Asset Securitization Trust
     Series 1997-A2, Class B1                                        7.75%     04/25/27         $ 2,406               $ 2,429,156
                                                                                                            ----------------------

Residential Funding Mortgage Securities I, Inc.
     Series 1993-S49, Class B2                                       6.00      12/25/08             236                   179,566
     Series 1996-S8, Class B1                                        6.75      03/25/11             506                   449,165
     Series 1996-S5, Class B1                                        6.75      02/25/11             526                   466,864
     Series 1994-S13, Class M 1                                      7.00      05/25/24           3,783                 3,801,915
     Series 1996-S13, Class B3 (c)                                   7.00      05/25/11             350                    60,354
     Series 1996-S13, Class B2                                       7.00      05/25/11             350                   260,644
     Series 1996-S17, Class B2 (c)                                   7.25      07/25/11             274                   207,807
     Series 1996-S17, Class B3                                       7.25      07/25/11             274                    47,274
     Series 1995-S12, Class B2                                       7.25      08/25/10             311                   237,524
     Series 1997-S2, Class M2                                        7.50      01/25/27           1,767                 1,800,120
     Series 1997-S3, Class B2                                        7.50      02/25/27             505                   353,895
     Series 1997-S7, Class B1                                        7.50      05/25/27           1,170                 1,042,296
     Series 1997-S2, Class B2                                        7.50      01/25/27             833                   584,298
     Series 1996-S23, Class B2                                       7.75      11/25/26             508                   355,720
     Series 1996-S23, Class B1                                       7.75      11/25/26             683                   629,047
     Series 1996-S22, Class B1                                       8.00      10/25/26           1,028                   924,568
                                                                                                            ----------------------
                                                                                                                       11,401,057
                                                                                                            ----------------------
Salomon Brothers Mortgage Securities VII
     Series 1997-HUD2, Class B5                                      7.00      07/25/24           4,440                 2,526,094
                                                                                                            ----------------------

Total Subordinated Collateralized Mortgage Obligations
       (   Cost -        $ 88,695,929     )                                                                            86,589,914
                                                                                                            ----------------------

Total Collateralized Mortgage Obligations
       (   Cost -       $ 139,086,630     )                                                                           135,781,076
                                                                                                            ----------------------

--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 9.0%
Aerospace and Defense - 0.2%
     BE Aerospace, Inc.                                              8.00      03/01/08             500                   485,000
                                                                                                            ----------------------

Air Transport - 0.2%
     Atlantic Coast Airlines*                                        8.75      01/01/07             463 (a)               489,812
                                                                                                            ----------------------

Automotive - 0.5%
     Navistar International Corporation                              8.00      02/01/08             500                   502,500
     United Rentals Incorporated*                                    8.80      08/15/08             250                   248,750
     Western Star Trucks Holdings*                                   8.75      05/01/07             500 (a)               470,000
                                                                                                            ----------------------
                                                                                                                        1,221,250
                                                                                                            ----------------------



Corporate Obligations (continued)
Beverage and Tobacco - 0.2%
     Cott Corporation                                                9.38%     07/01/05           $ 500                 $ 500,000
                                                                                                            ----------------------

Building & Development - 0.4%
     American Standard Inc.                                          7.38      02/01/08             500                   500,000
     U S Home Corporation                                            8.25      08/15/04             500                   503,750
                                                                                                            ----------------------
                                                                                                                        1,003,750
                                                                                                            ----------------------

Cable Television - 0.7%
     Century Communications Corportion                               9.50      03/01/05             500                   547,500
     CSC Holdings Inc                                                8.13      08/15/09             500                   519,375
     Rogers Cablesystems, Ltd.                                       9.63      08/01/02             500                   540,000
                                                                                                            ----------------------
                                                                                                                        1,606,875
                                                                                                            ----------------------
Chemicals/Plastics - 0.4%
     Buckeye Cellulose Corporation                                   8.50      12/15/05             500                   520,000
     Envirodyne Industries Incorporated                             12.00      06/15/00              86                    84,280
     ISP Holdings, Inc.                                              9.00      10/15/03             250                   263,750
                                                                                                            ----------------------
                                                                                                                          868,030
                                                                                                            ----------------------
Clothing/Textiles - 0.3%
     Pillowtex Corporation                                           9.00      12/15/07             250                   261,250
     Westpoint Stevens Inc.                                          7.88      06/15/08             500                   515,000
                                                                                                            ----------------------
                                                                                                                          776,250
                                                                                                            ----------------------
Containers-Metal/Glass - 0.1%
     Ball Corporation                                                8.25      08/01/08             250                   261,250
                                                                                                            ----------------------

Ecological Services & Equipment - 0.3%
     American Eco Corp.                                              9.63      05/15/08             500                   325,000
     L.E.S. Inc.*                                                    9.25      06/01/08             250                   255,000
                                                                                                            ----------------------
                                                                                                                          580,000
                                                                                                            ----------------------

Electronics/Electric - 0.4%
     Elgar Holdings, Inc.                                            9.88      02/01/08             250                   213,438
     Mark IV Industries, Inc.                                        7.75      04/01/06             750                   736,020
                                                                                                            ----------------------
                                                                                                                          949,458
                                                                                                            ----------------------
Equipment Leasing - 0.3%
     Coinmach Corporation                                           11.75      11/15/05             250                   270,000
     Rental Services Corp.                                           9.00      05/15/08             500                   497,500
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          767,500
                                                                                                            ----------------------
Food Service - 0.4%
     Apple South Inc.                                                9.75      06/01/06             500                   470,000
     Host Marriot Travel Plaza                                       9.50      05/15/05             500                   518,750
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          988,750
                                                                                                            ----------------------

Healthcare - 0.2%
     Rural/Metro Corporation                                         7.88      03/15/08             500                   457,500
                                                                                                            ----------------------
                                                                                                            ----------------------

Home Furnishings - 0.3%
     Ekco Group, Inc.                                                9.25      04/01/06             500                   502,500
     Home Products International Inc.                                9.63      05/15/08             250                   242,500
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          745,000
                                                                                                            ----------------------



Corporate Obligations (continued)
Hotels/Motels/Inns and Casinos - 0.3%
     HMH Properties Inc.                                             7.88%     08/01/08           $ 500                 $ 491,250
     Prime Hospitality Corporation                                   9.25      01/15/06             250                   260,000
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          751,250
                                                                                                            ----------------------
Industrial Equipment - 0.3%
     Columbus McKinnon Corporation                                   8.50      04/01/08             495                   480,150
     Figgie International Incorporated                               9.88      10/01/99             250                   256,250
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          736,400
                                                                                                            ----------------------
Insurance - 0.2%
     Americo Life, Inc.                                              9.25      06/01/05             500                   512,500
                                                                                                            ----------------------

Leisure - 0.4%
     Premier Parks Incorporated                                      9.25      04/01/06             500                   525,625
     Speedway MotorSports, Inc.                                      8.50      08/15/07             350                   364,000
                                                                                                            ----------------------
                                                                                                                          889,625
                                                                                                            ----------------------

Medical Equipment - 0.2%
     Prime Medical Services, Inc.                                    8.75      04/01/08             500                   466,250
                                                                                                            ----------------------

Nonferrous Metals/Minerals - 0.3%
     Easco Corporation                                              10.00      03/15/01             250                   252,500
     P & L Coal Holdings Corp.*                                      8.88      05/15/08             500                   513,750
                                                                                                            ----------------------
                                                                                                            ----------------------
                                                                                                                          766,250
                                                                                                            ----------------------
Oil & Gas - 0.2%
     Trico Marine Services, Inc.                                     8.50      08/01/05             500                   455,000
                                                                                                            ----------------------

Publishing - 0.1%
     Sun Media Corp.                                                 9.50      02/15/07             250                   270,000
                                                                                                            ----------------------

Retailers (Other than Food/Drug) - 0.1%
     Specialty Retailers                                             8.50      07/15/05             250                   230,000
                                                                                                            ----------------------

Steel - 0.7%
     Inland Steel Company                                            7.90      01/15/07             500                   485,000
     NS Group Incorporated                                          13.50      07/15/03             500                   535,000
     Ryerson Tull, Inc.                                              9.13      07/15/06             500                   560,780
                                                                                                            ----------------------
                                                                                                                        1,580,780
                                                                                                            ----------------------
Surface Transport - 0.3%
     Allied Holdings Inc.                                            8.63      10/01/07             250 (a)               257,500
     Moran Transportation Company                                   11.75      07/15/04             250                   266,875
     Newport News Shipbuilding, Inc.                                 8.63      12/01/06             250                   264,375
                                                                                                            ----------------------
                                                                                                                          788,750
                                                                                                            ----------------------
Telecommunications/Mobile, Cellular - 0.6%
     Centennial Corporation                                          8.88      11/01/01             500                   527,500
     Price Communications Wireless*                                  9.13      12/15/06             500                   518,750
     Rogers Cantel                                                   9.38      06/01/08             250                   258,750
                                                                                                            ----------------------
                                                                                                                        1,305,000
                                                                                                            ----------------------





Corporate Obligations (continued)
Transportation - 0.2%
     Offshore Logistics Corporation                                  7.88%     01/15/08           $ 500                 $ 475,000
                                                                                                            ----------------------

Utilities - 0.2%
     El Paso Electric Company                                        8.90      02/01/06             500                   559,500
                                                                                                            ----------------------

Total Corporate Obligations
       (   Cost -        $ 21,384,594     )                                                                            21,486,730
                                                                                                            ----------------------

----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.2%
Dated 11/30/98, with State Street Bank and Trust Company;
     proceeds: $2,937,408; collateralized by $2,240,000
     U.S. Treasury Note, 7.875%,  due 2/15/21, value: $2,986,869 (Note 2)
            ( Cost -     $ 2,937,000     )                           5.00      12/02/98           2,937                 2,937,000
                                                                                                            ----------------------

Total Investments - 143.8%
        (   Cost -      $ 347,429,135     )                                                                           343,507,745
Liabilities in Excess of Other Assets - (43.8%)                                                                      (104,704,402)
                                                                                                            ----------------------

NET ASSETS - 100.0%                                                                                                 $ 238,803,343
                                                                                                            ======================


-------------------------------------------------------------------------------

                   @ - Portion of or entire principal amount delivered as
                       collateral for reverse repurchase agreements. (Note 6)
                   + - Variable Rate Security: Coupon rate is rate in effect at
                       November 30, 1998
                   * - Security exempt from registration under Rule 144A of the
                       Securities Act of 1933.  These securities
                        may be resold in transactions  exempt from registration,
                 normally to qualified  institutional  buyers.
                 (a) - Non-Income Producing security
                 (b) - Security valued in good faith by or at
                       the  direction  of the Board of  Directors
                 (c) - Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive the credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
                 (d) - Private Placement
                  IO - Interest Only Security--Interest rate is based on the notional amount of the underlying mortgage pools.
-----------------
See notes to financial statements.


-------------------------------------------------------------------------------
                 THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 1998

------------------------------------------------------------------------------

Assets:
Investments, at value (cost $347,429,135) (Note 2)                        $           343,507,745
Receivable for investments sold                                                        10,076,994
Interest receivable                                                                     3,736,939
Principal paydowns receivable                                                             789,394
Prepaid expenses                                                                          170,820
                                                                            ----------------------
          Total assets                                                                358,281,892
                                                                            ----------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                109,037,001
Payable for investments purchased                                                      10,054,688
Interest payable (Note 5)                                                                 169,926
Temporary bank overdraft                                                                  139,547
Accrued expenses and other liabilities                                                     77,387
                                                                            ----------------------
          Total liabilities                                                           119,478,549
                                                                            ----------------------

Net Assets (equivalent to $10.08 per share based on
          23,683,115 shares issued and outstanding)                       $           238,803,343
                                                                            ======================

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)                               $               236,831
Additional paid-in capital (Note 6)                                                   266,308,035
Undistributed net investment income                                                       327,085
Accumulated net realized loss                                                         (24,147,218)
Net unrealized depreciation                                                            (3,921,390)
                                                                            ----------------------
Net assets applicable to capital stock outstanding                        $           238,803,343
                                                                            ======================


See notes to financial statements.






-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 1998

-------------------------------------------------------------------------------

Investment Income (Note 2):
        Interest                                                        $             27,095,427
                                                                           ----------------------

Expenses:
        Investment advisory fee (Note 3)                                               1,642,589
        Administration fee (Note 3)                                                      505,568
        Insurance                                                                        135,980
        Custodian                                                                         69,773
        Transfer agency                                                                   67,173
        Reports to shareholders                                                           92,443
        Accounting and tax services                                                       43,800
        Directors' fees and expenses                                                      47,438
        Registration fees                                                                 32,090
        Legal                                                                             13,119
        Miscellaneous                                                                     10,564
                                                                           ----------------------
                Total operating expenses                                               2,660,537
                    Interest expense (Note 5)                                          6,047,922
                                                                           ----------------------
                Total expenses                                                         8,708,459
                                                                           ----------------------
        Net investment income                                                         18,386,968
                                                                           ----------------------


Realized and Unrealized  Gains  (Losses) on Investment and Futures  Transactions
    (Notes 2 and 4):
Net realized gains (losses) on:
        Investment transactions                                                      (3,888,649)
        Futures transactions                                                             35,863
                                                                          ----------------------
                                                                          ----------------------
                                                                                     (3,852,786)
                                                                          ----------------------

Net change in unrealized appreciation on investments                                (10,890,009)
                                                                          ----------------------
Net realized and unrealized loss on investment transactions                         (14,742,795)
                                                                          ----------------------
Net increase in net assets resulting from operations                    $             3,644,173
                                                                          ======================

See notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.                                               For the Year         For the Year
Statements of Changes in Net Assets                                                   Ended                 Ended
                                                                                  November 30, 1998    November 30, 1997

------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
    Net investment income                                                      $       18,386,968   $        19,089,797
    Net realized (loss) gain on investments and futures transactions                   (3,852,786)            2,150,264
    Net change in unrealized appreciation (depreciation) on investments               (10,890,009)            2,075,944
                                                                                 -----------------    ------------------
    Net increase in net assets resulting from operations                                3,644,173            23,316,005
                                                                                 -----------------    ------------------

Dividends to Shareholders (Note 2):
    Net investment income                                                             (18,093,595)          (21,249,957)
                                                                                 -----------------    ------------------

Capital Stock Transactions (Note 6):
     Cost of Fund shares repurchased and retired                                       (7,075,100)           (2,851,597)
                                                                                 -----------------    ------------------

               Total decrease in net assets                                           (21,524,522)             (785,549)

Net Assets:
Beginning of year                                                                     260,327,865           261,113,414
                                                                                 -----------------    ------------------
End of year (including undistributed net investment income of
     $327,085 and $33,712, respectively)                                       $      238,803,343   $       260,327,865
                                                                                 =================    ==================

See notes to financial statements.





-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 1998

-------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net amortization of $203,674)                        $            27,925,449
    Interest expense paid                                                                          (6,105,827)
    Operating expenses paid                                                                        (2,779,791)
    Purchases and sales of short-term portfolio investments, net                                     (311,138)
    Purchase of long-term portfolio investments                                                  (310,466,573)
    Proceeds from disposition of long-term portfolio investments and
      principal paydowns                                                                          331,399,942
                                                                                        ----------------------
    Net cash provided by operating activities                                                      39,662,062
                                                                                        ----------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Fund shares                                                 (7,075,100)
    Net cash used for reverse repurchase agreements                                               (13,102,499)
    Cash dividends paid                                                                           (19,624,973)
                                                                                        ----------------------
    Net cash used for financing activities                                                        (39,802,572)
                                                                                        ----------------------

Net decrease in cash                                                                                 (140,510)
Cash at beginning of year                                                                                 963
                                                                                        ----------------------
Temporary bank overdraft at end of year                                               $              (139,547)
                                                                                        ======================

Reconciliation of Net Increase in Net Assets Resulting from
     Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                                  $             3,644,173
                                                                                        ----------------------
    Decrease in investments                                                                        24,964,271
    Decrease in net unrealized appreciation on investments                                         10,890,009
    Decrease in interest receivable                                                                   213,502
    Increase in other assets                                                                       (6,057,795)
    Increase in other liabilities                                                                   6,007,902
                                                                                        ----------------------
            Total adjustments                                                                      36,017,889
                                                                                        ----------------------
Net cash provided by operating activities                                             $            39,662,062
                                                                                        ======================

See notes to financial statements.




------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.         For the Year      For the Year      For the Year      For the Year      For the Year
Financial Highlights                            Ended             Ended             Ended             Ended              Ended
                                             November 30,      November 30,      November 30,      November 30,      November 30,
                                                 1998              1997              1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:

Net asset value, beginning of period        $  10.64         $  10.55        $  10.61          $   9.56             $ 10.59
                                             ----------      ------------   ---------------   ---------------      -----------
Net investment income                           0.76             0.77            0.95              0.92                1.07
Net realized and unrealized
    gains (losses) on investment
    and futures transactions                   (0.61)            0.16           (0.11)             1.13               (1.10)
                                             ----------   ------------   ---------------   ---------------         -----------
Net increase (decrease) in net
    asset value resulting from operations       0.15             0.93            0.84              2.05               (0.03)
                                            ----------   ------------   ---------------   ---------------          -----------

Net effect of shares repurchased                0.04             0.02            ----               ----               0.01

Dividends from net investment income           (0.75)           (0.86)          (0.90)            (1.00)              (1.01)
                                            ----------      ------------   ---------------   ---------------       -----------

Net asset value, end of period            $    10.08        $   10.64        $  10.55        $    10.61            $   9.56
                                            ==========      ============   ===============   ===============       ===========

Market price, end of period               $     8.69        $  9.3125        $  9.375        $     9.00            $   8.50
                                            ==========      ============   ===============   ===============       ===========

Total Investment Return +                        1.23%          8.64%            14.97%            17.45%             (7.93)%

Ratios to Average Net Assets/Supplementary
Data:

Net assets, end of period (000's)         $       238,803 $      260,328  $      261,113    $        263,022  $    237,208
Operating expenses                                   1.05%           1.05%         1.08%             1.07%         1.09%
Interest expense                                     2.39%           2.46%         2.34%             2.24%         1.75%
Total expenses                                       3.44%           3.51%         3.42%             3.31%         2.84%
Net investment income                                7.27%           7.45%         9.26%             9.18%        10.63%
Portfolio turnover rate                                90%            109%          227%              320%          234%


+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of brokerage commissions.

See notes to financial statements.


-----------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 1998


-----------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 1998

1.   The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2.   Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

At November 30, 1998, approximately 34% of the investments in securities held by the Fund were valued on the basis of bid prices provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for these securities existed.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being


2.    Significant Accounting Policies (continued)

exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Temporary bank overdraft" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.


2.    Significant Accounting Policies (continued)

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.    Investment  Advisory  Agreements and Affiliated
     Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended November 30, 1998, the Advisor received $1,642,589 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. During the year ended November 30, 1998, the Administrator received $505,568 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.   Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1998, were $172,844,143 and $140,563,730, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1998 were $143,870,102 and $187,134,519, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association and the United States Department of Veterans Affairs.

The federal income tax basis of the Fund's investments at November 30, 1998 was $347,429,135 which was the same for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $3,921,390 (gross unrealized appreciation -- $8,636,062; gross unrealized depreciation -- $12,557,452). At tax year end November 30, 1998, the Fund had a capital loss carryforward of $24,139,129, of which $2,440,085, $17,837,901 and $3,861,143 expire in 2000, 2002 and 2006, respectively, available to offset any future capital gains.

5.   Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1998, the Fund had the following reverse repurchase agreements outstanding:

                                                      Maturity in
                                                    Zero to 30 Days
Maturity Amount, Including Interest Payable        $    109,344,568
Market Value of Assets Sold
   Under Agreements..............                  $    116,091,552
Weighted Average Interest Rate
                                                              4.94%
------------------------------------------------- --------------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1998, was approximately $107,870,636 at a weighted average interest rate of 5.61%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $97,782,471, as of March 18, 1998, which was 27.41% of total assets.

6.   Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 23,683,115 shares outstanding at November 30, 1998, the Advisor owned 8,334 shares.

 The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 1998, 1,295,200 shares have been repurchased pursuant to this program at a cost of $11,765,660 and at an average discount of 12.86% from its net asset value. For the year ended November 30, 1998, 772,300 shares have been repurchased at a cost of $7,075,100 and at an average discount of 12.90% from its net asset value. For the year ended November 30, 1997, 306,200 shares have been repurchased at a cost of $2,851,597 and at an average discount of 11.65% from its net asset value. All shares repurchased have been retired.

7.   Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

7.   Financial Instruments

There were no open futures contracts at November 30, 1998.

There was no written option activity for the year ended November 30, 1998.

8.   Subsequent Events

The Fund's Board of Directors declared the following regular monthly dividend:

Dividend        Record      Payable
Per Share       ----------  Date
                Date
$0.0625         12/21/98    12/31/98


-------------------------------------------------------------------------------

HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants
-------------------------------------------------------------------------------




To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 1998 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at November 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

The statement of changes in net assets of the Fund for the year ended November 30, 1997 and the financial highlights for the four years in the period then ended were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

January 22, 1999

-----------------------------------------------------

             TAX INFORMATION (unaudited)

-----------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 9.48% of the Fund's distributions during the fiscal year ended November 30, 1998 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.



                           PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------- --------------------------

                                                                                               Shares Voted      Shares Voted
                                                                                                    For        Without Authority
---------------------------------------------------- ---------------------------------------- ---------------- ------------------

1.   To elect the Fund's Board of Directors:         Rodman L. Drake                             19,407,837             477,405
                                                     Harry E. Petersen, Jr                       14,402,286             482,956

---------------------------------------------------- ---------------------------------------- ---------------- ------------------



-------------------------------------------------------------------------------

                        YEAR 2000 CHALLENGE (unaudited)

-------------------------------------------------------------------------------


The Fund could be adversely affected if computers used by the Fund's service providers do not properly process information dated January 1, 2000 and after. The Fund's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Fund depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.



--------------------------------------------------------------------------------

                     CHANGE IN ACCOUNTANTS (unaudited)

-------------------------------------------------------------------------------

In 1998, the Fund determined to change accountants from Deloitte & Touche LLP ("D&T") to PricewaterhouseCoopers LLP ("PwC"). D&T's report on the financial statements for the Fund's fiscal year ended November 30, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was determined by the Board of Directors of the Fund. There were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports.

In 1998, the Fund engaged PwC as its independent accountants to audit the Fund's financial statements. Prior to engaging PwC, the Fund (or someone on its behalf) did not consult PwC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) any matter that was either the subject of a disagreement with its former accountant or a reportable event.





  DIVIDEND REINVESTMENT PLAN

-------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling
1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.





















-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Selected Quarterly Financial Data
(unaudited)

-------------------------------------------------------------------------------



                                Per Share
                     --------------------------------------
                       Net    Realized  Unrealized
                     Investment Gain      Gain   Dividend/                  Market Price              NAV  Volume
                                                              ---------------------   ------------------
Quarter Ended         Income   (Loss)    (Loss)  Distribution     High          Low     High     Low      (000's)
-------------------------------------------------------------------------------------------------------------------
February 28, 1991          $0.29     $0.01    $0.12    $(0.30)  $11         $9 5/8         $10.91   $10.70   3,040
May 31, 1991                0.32      0.02     0.16     (0.30)   11 1/4     10 1/8          11.12    10.86   4,287
August 31, 1991             0.30     (0.06)    0.26     (0.30)   11 5/8     10 3/4          11.32    11.06   2,469
November 30, 1991           0.33     (0.18)    0.28     (0.20)   12         11 3/8          11.50    11.29   2,674
February 29, 1992           0.30      0.34     0.59     (0.34)   12         11              11.46    10.94   4,012
May 31, 1992                0.30     (0.35)    0.15     (0.30)   12 1/4     11 1/8          11.07    10.86   2,843
August 31, 1992             0.30     (0.19)    0.29     (0.30)   12 1/8     11 1/8          11.12    10.91   3,539
November 30, 1992           0.29     (0.27)    0.03     (0.29)   11 7/8     11 3/8          11.15    10.76   2,120
February 28, 1993           0.28     (0.11)    0.03     (0.29)   12         11              10.89    10.77   2,104
May 31, 1993                0.28      0.08    (0.19)    (0.38)   12         10 3/4          10.69    10.56   2,349
August 31, 1993             0.25      0.07     0.16     (0.28)   11 7/8     10 1/2          10.86    10.62   4,997
November 30, 1993           0.26     (0.08)   (0.17)    (0.19)   11          9 7/8          10.81    10.60   3,673
February 28, 1994           0.26     (0.23)    0.14     (0.35)   10 7/8     10              10.66    10.48   2,591
May 31, 1994                0.29     (0.22)   (0.35)    (0.26)   10 5/8      9              10.36     9.85   1,898
August 31, 1994             0.29     (0.09)    0.03     (0.24)    9 1/4      8 1/2           9.98     9.87   2,249
November 30, 1994           0.23     (0.09)   (0.29)    (0.16)    8 7/8      7 5/8           9.81     9.53   2,879
February 28, 1995           0.23     (0.16)    0.42     (0.35)    8 7/8      8               9.70     9.40   2,405
May 31, 1995                0.23      0.18     0.37     (0.22)    9          8 1/2          10.18     9.69   1,565
August 31, 1995             0.23      0.18    (0.22)    (0.22)    9  3/8     8 3/8          10.37    10.04   2,129
November 30, 1995           0.23      0.21     0.15     (0.21)    9 1/8      8 5/8          10.61    10.23   1,698
February 28, 1996           0.25      0.17    (0.38)    (0.24)    9 5/8      9              10.78    10.41   2,217
May 31, 1996                0.25     (0.09)   (0.40)    (0.21)    9 1/4      8 3/8          10.45     9.99   2,068
August 31,1996              0.23     (0.12)    0.10     (0.23)    9 1/4      8 1/4          10.26     9.83   2,190
November 30, 1996           0.22      0.08     0.52     (0.22)    9 1/2      8 7/8          10.55    10.01   1,334
February 28, 1997           0.18      0.09    (0.27)    (0.23)    9 5/8      9 1/8          10.52    10.25   1,664
May 31, 1997                0.20      0.02    (0.11)    (0.22)    9 1/4      9 5/8          10.31    10.03   1,819
August 31,1997              0.18      0.07     0.19     (0.21)    9 15/16    9 1/2          10.60    10.25   1,922
November 30, 1997           0.21     (0.10)    0.27     (0.20)    9 3/4      9 3/16         10.72    10.41   3,292
February 28, 1998           0.20     (0.08)   (0.06)    (0.19)    9 5/8      9 3/8          10.80    10.52   2,650
May 31, 1998                0.19      0.02    (0.04)    (0.19)    9 7/16     8 13/16        10.53    10.41   1,815
August 31, 1998             0.18      0.03    (0.06)    (0.18)    9 1/8      8 3/4          10.55    10.43   1,809
November 30, 1998           0.19     (0.11)   (0.29)    (0.19)    9 1/8      8 11/16        10.55    10.00   1,468
                     ----------------------------------------------------------------------------------------------


INVESTMENT ADVISOR AND ADMINISTRATOR          TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.             BOSTON EQUISERVE L.P.
One Liberty Plaza                             Investor Relations Department
165 Broadway, 36th Floor                      P.O. Box 8200
New York, New York 10006-1404                 Boston, Massachusetts  02266-8200
For General Information about the Fund:       For Shareholder Services:
(800) HYPERION                                (800) 426-5523

SUB-ADVISOR                                   INDEPENDENT ACCOUNTANTS

PACHOLDER ASSOCIATES, INC.                    PRICEWATERHOUSECOOPERS  LLP
Towers of Kenwood                             1177 Avenue of the Americas
8044 Montgomery Road                          New York, New York  10036
Suite 382
Cincinnati, Ohio  45236                       LEGAL COUNSEL

CUSTODIAN                                     SULLIVAN & WORCESTER LLP
                                              1025 Connecticut Avenue, N.W.
STATE STREET BANK AND TRUST COMPANY           Washington, D.C. 20036
225 Franklin Street
Boston, Massachusetts 02116


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.


-------------------------------------------------------------------------------
Officers & Directors
-------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                     The Hyperion Total Return Fund, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404